                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to SS: 240.14a-11(c) or SS: 240.14a-12



                        1838 Bond-Debenture Trading Fund
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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    4) Proposed maximum aggregate value of transaction:


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    5) Total fee paid:


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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                        1838 Bond-Debenture Trading Fund


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 24, 1999



                                                            Radnor, Pennsylvania
                                                                    May 21, 1999

TO THE SHAREHOLDERS OF
      1838 BOND-DEBENTURE TRADING FUND:

      The Annual Meeting of Shareholders of 1838 Bond-Debenture Trading Fund (the "Fund") will be held on June 24, 1999 at 8:00 a.m. Eastern Time, at the Fund's executive offices, Five Radnor Corporate Center, Suite 320, 100 Matsonford Road, Radnor, Pennsylvania, 19087, for the following purposes:

                  (1)  the election of four directors;

                  (2) to ratify or reject the selection of independent accountants made by the Board of Directors for the fiscal year ending March 31, 1999;

                  (3) to transact such other business as may properly come before the meeting and any adjournments thereof.

      The subjects referred to above are discussed in detail in the Proxy Statement attached to this notice. Each shareholder is invited to attend the Annual Meeting of Shareholders in person. Shareholders of record at the close of business on May 7, 1999 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign, and promptly return the enclosed proxy in order that the meeting can be held without additional expense and a maximum number of shares may be voted.

                               ANNA M. BENCROWSKY
                                    Secretary

--------------------------------------------------------------------------------
                      YOUR VOTE IS IMPORTANT NO MATTER HOW
                    MANY SHARES YOU OWNED ON THE RECORD DATE.

      PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY
CARD, DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS
ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE
UNITED STATES.  IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND
AND TO 1838 INVESTMENT ADVISORS, INC. OF FURTHER SOLICITATION, WE ASK
YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.  THE PROXY IS
REVOCABLE AT ANY TIME PRIOR TO ITS USE.
--------------------------------------------------------------------------------

                        1838 Bond-Debenture Trading Fund

Five Radnor Corporate Center, Suite 320, 100 Matsonford Road, Radnor, Pennsylvania 19087

                                 PROXY STATEMENT

             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 24, 1999

      This statement is furnished in connection with the solicitation of proxies by the Board of Directors of 1838 Bond-Debenture Trading Fund (the "Fund") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at Five Radnor Corporate Center, Suite 320, 100 Matsonford Road, Radnor, Pennsylvania 19087, on June 24, 1999 at 8:00 a.m. Eastern Time. Proxies may be solicited by mail, telephone, telegraph and personal interview. The Fund has also requested brokers, dealers, banks or voting trustees, or their nominees to forward proxy material to the beneficial owners of stock of record. The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the meeting and vote your shares in person. The cost of soliciting proxies will be paid by the Fund. This statement is expected to be distributed to shareholders on or about May 21, 1999.

      THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED OR, IN THE ABSENCE OF SUCH DIRECTION, FOR ALL OF THE NOMINATED DIRECTORS, FOR THE RATIFICATION OF THE SELECTION OF THE FUND'S INDEPENDENT ACCOUNTANTS AND TO TRANSACT SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

      On May 7, 1999, the date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting, or any adjournment thereof, there were issued and outstanding 3,673,258 shares of Common Stock of the Fund, each entitled to one vote, constituting all of the Fund's then outstanding securities.

      A majority of the Fund's outstanding shares entitled to vote shall constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is present, a plurality of all votes cast at the meeting is sufficient for the election of Directors (Proposal 1), which means that the candidates receiving the highest number of votes shall be elected. The affirmative vote of more than 50% of the shares voted at the Annual Meeting, assuming a quorum is present, is required for the ratification of the selection of PricewaterhouseCoopers LLP, as independent accountants of the Fund (Proposal 2). Abstentions and broker non-votes will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended March 31, 1999 to any shareholder requesting such report. Requests for the annual report should be made in writing to the Fund at the address set forth above or by calling the Fund at 1-800-884-1838.

                              ELECTION OF DIRECTORS
                                  (Proposal 1)

      Four directors are to be elected at the Annual Meeting as the entire Board of Directors, to hold office until the next annual meeting and until their successors shall have been elected and shall have qualified.

      If authority is granted on the accompanying proxy to vote in the election of directors, it is the intention of the persons named in the proxy to vote at the Annual Meeting for the election of the nominees named below, each of whom has consented to being named in this proxy statement and to serve if elected. If any of the nominees is unavailable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees nominated by the independent Directors. The Fund currently knows of no reason why any of the nominees listed below would be unable or unwilling to serve if elected. All of the nominees are currently directors of the Fund, whose term expires on the date of the Annual Meeting or when their successors are elected and qualify.

      Certain information regarding each of the nominees as well as the current directors and executive officers of the Fund is set forth below.


Nominees for Directors


                                                                                                               Percent
                                                                          Year First       Shares Owned         Owned
   Name and Position            Principal Occupation                        Became       Beneficially***    Beneficially
       with Fund                  for Past 5 Years              Age        Director        May 7, 1999       May 7, 1999
       ---------                  ----------------              ---        --------        -----------       -----------

W. Thacher Brown*              President of MBIA Asset              51         1988            4,000              ***
      Director                 Management Corporation;
                               President and Director of 1838
                               Investment Advisors, Inc.; an
                               employee of 1838 Investment
                               Advisors, L.P. (predecessor to
                               1838 Investment Advisers, Inc.);
                               Director of Airgas Inc. and
                               Harleysville Mutual Insurance
                               Company; President, Chairman
                               and Trustee of 1838 Investment
                               Advisors Funds; Chartered
                               Financial Analyst.

      John Gilray Christy      Chairman of Chestnut Capital         66         1983            3,750              ***
      Director                 Corporation; Director of Echo
                               Bay Mines, Ltd.; Director of
                               Vector Security, Inc.; Director of
                               The Philadelphia Contributorship
                               for the Insurance of Houses from
                               Loss by Fire and Chairman of
                               Foreign Policy Research Institute;
                               Former Chairman of the Board
                               and Chief Executive Officer of IU
                               International Corporation.





Morris Lloyd, Jr.              Regional Director, Trinity           61         1989             162               ***
      Director                 College, Former Director,
                               President, Treasurer and Chief
                               Executive Officer of The
                               Philadelphia Contributionship for
                               the Insurance of Houses from Loss
                               by Fire; Former Director, Chairman
                               and Chief Executive Officer of
                               Vector Security, Inc.; Former
                               Director and Chairman of Franklin
                               Agency, Inc.

J. Lawrence Shane              Chairman of the Board of             64         1974             507               ***
      Director                 Managers of Swarthmore College;
                               Former Vice Chairman of Scott
                               Paper Company; Former Director
                               of CoreStates Bank, N.A.



Current Directors and Officers


                                                                                     Principal             Shares Owned
                            Position with                       Position             Occupation           Beneficially***
         Name                   Fund               Age           Since              or Employment           May 7, 1999
         ----                   ----               ---           -----              -------------           -----------

W. Thacher                                              See "Nominees for Directors" above
Brown*

John Gilray Christy                                     See "Nominees for Directors" above

John H.                       President              45             1990     President of the Fund             1,185
Donaldson**                                                         1991     and an employee of
                                                                             1838 Investment
                                                                             Advisors, Inc.;
                                                                             Former Director
                                                                             and Secretary
                                                                             of Financial
                                                                             Analysts of
                                                                             Philadelphia
                                                                             Inc.; Chartered
                                                                             Financial
                                                                             Analyst.

Morris Lloyd, Jr.                                       See "Nominees for Directors" above



J. Lawrence Shane                                       See "Nominees for Directors" above



Anna M.                       Vice                   48             1990     Vice President-                   3,343
Bencrowsky                    President                             1988     Operations
                              and                                            Manager,1838
                              Secretary                                      Investment Advisors,
                                                                             Inc.; Vice President,
                                                                             Treasurer and Secretary
                                                                             of the 1838 Investment
                                                                             Advisors Funds.


Clifford D. Corso             Vice                   37            1998       Managing Director and               0
                              President                                       Head of Fixed Income,
                                                                              1838 Investment
                                                                              Advisors, Inc.;
                                                                              President and Senior
                                                                              Portfolio Manager,
                                                                              MBIA Capital
                                                                              Management Corp.


------------------

* An "interested person" (as defined in the Investment Company Act of 1940) of the Fund because he is an officer, director and owns shares of the Fund's investment adviser, is an employee of the Fund's investment adviser and is a director of the Fund.

** An "interested person" (as defined in the Investment Company Act of 1940) of the Fund because he owns shares of the Fund's investment adviser, is an employee of the Fund's investment adviser and is an officer and director of the Fund.

*** Shares owned beneficially by the directors and executive officers as a group amounted to less than 1% of the Fund's outstanding shares. Of Mr. Christy's 3,750 shares, 3,500 are owned by his wife. Of Mr. Donaldson's 1,185 shares, 885 shares are held by his wife for the benefit of their minor child. Of Mrs. Bencrowsky's 3,343 shares, 93 are owned by her husband.


      The Board of Directors of the Fund held 6 regular meetings during the Fund's fiscal year ended March 31, 1999. Each director attended all meetings of the Board of Directors (except Mr. Christy, who did not attend one meeting), and each committee of which he was a member. The Audit Committee of the Board currently consists of Messrs. Christy, Lloyd and Shane, none of whom is an "interested person" of the Fund. The Audit Committee reviews the scope of the audit by the Fund's independent accountants, confers with the accountants with respect to the audit and the internal accounting controls of the Fund and with respect to such other matters as may be important to an evaluation of the audit and the financial statements of the Fund, and makes recommendations with respect to the selection of accountants for the Fund. The Audit Committee met once during the fiscal year ended March 31, 1999. The Board does not at present have a nominating or compensation committee. The Fund pays those directors who are not "interested persons" of the Fund $1,500 per quarter in addition to $500 for each meeting of the Board and $500 for each committee meeting, if held separately, attended by him, plus reimbursement for expenses. Such fees totaled $26,500 for the fiscal year ended March 31, 1999.

      As of May 7, 1999, directors and executive officers (8 persons) beneficially owned an aggregate of less than 1% of the Fund's outstanding shares on that date.

      The aggregate compensation paid by the Fund to each of its directors serving during the fiscal year ended March 31, 1999 is set forth in the compensation table below. Mr. W. Thacher Brown serves on the Board of the Fund and on the Board of 1838 Investment Advisors Funds, a registered investment company advised by 1838 Investment Advisors, Inc. (collectively, the "Fund Complex"). Mr. Brown receives no direct compensation for his services on either Board. None of the other directors serves on the Board of any other registered investment company to which the Fund's investment adviser or an affiliated person of the Fund's investment adviser provides investment advisory services.



                                                                                  Total Compensation
                                                     Pension or Retirement          From Fund and          Numbers of Funds
                                  Aggregate             Benefits Accrued                 Fund              in Fund Complex
    Name of Person and          Compensation            as Part of Fund            Complex Paid to          on which each
    Position with Fund          from the Fund               Expenses                  Directors            Director Serves
------------------------       --------------       -----------------------      -------------------       -----------------
W. Thacher Brown*
   Director                        $     0                      $0                      $     0                     3

John Gilray Christy
   Director                        $ 8,500                      $0                       $8,500                     1

John H. Donaldson*
   President                       $     0                      $0                       $    0                     1

Morris Lloyd, Jr.
   Director                        $ 9,000                      $0                       $9,000                     1

J. Lawrence Shane
   Director                        $ 9,000                      $0                       $9,000                     1




* "Interested person" of the Fund as defined by Section 2(a)(19) of the Investment Company Act of 1940.


     THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.


                          RATIFICATION OR REJECTION OF
                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                                  (Proposal 2)

      PricewaterhouseCoopers, LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania, independent accountants for the Fund, has examined the Fund's financial statements for the fiscal year ended March 31, 1999, and in connection therewith has reported on the financial statements of the Fund, prepared the Fund's tax returns and reviewed certain filings of the Fund with the Securities and Exchange Commission. PricewaterhouseCoopers, LLP has not performed any other services for the Fund. The Audit committee of the Board of Directors met on May 6, 1999 and recommended the selection of PricewaterhouseCoopers, LLP as independent accountants for the Fund for the fiscal year ending March 31, 2000. At a meeting held on May 6, 1999, the Board of Directors, including a majority of those directors who are not "interested persons" of the Fund, after considering the recommendation of the Audit Committee, selected PricewaterhouseCoopers, LLP to act as independent accountants for the Fund for the year ending March 31, 1999. Under the Investment Company Act of 1940, such selection must be submitted to shareholders for ratification or rejection at the Annual Meeting.

      A representative of PricewaterhouseCoopers, LLP is expected to be available by telephone during the course of the meeting and will have the opportunity to respond to appropriate questions from shareholders and to make such statements as desired.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE "FOR" THE SELECTION OF PRICEWATERHOUSECOOPERS, LLP AS THE FUND'S INDEPENDENT ACCOUNTANTS.


                             ADDITIONAL INFORMATION

      Declaration Service Company, 555 North Lane, Suite 6160, Conshohocken, PA 19428, serves as the Fund's administrator.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      As of May 7, 1999, there were no persons known by the Fund to own beneficially more than 5% of the outstanding voting shares of the Fund, and all directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding voting shares of the Fund.


                              SHAREHOLDER PROPOSALS

      Proposals intended to be presented by shareholders for consideration at Year 2000 Annual Meeting of Shareholders must be received by the Secretary of the Fund no later than February 3, 2000 in order to be included in the proxy statement for that meeting.

                                  OPEN MATTERS

      The management does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

                                                  By Order of the Directors,

                                                          Anna M. Bencrowsky
                                                                   Secretary
Dated:  May 21, 1999                        1838 Bond-Debenture Trading Fund

      IF YOU CANNOT ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.